EXHIBIT 32.1

Certification Pursuant To 18 U.S.C. Section 1350
As Added By Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of North Penn Bancorp, Inc. (the "Company") on Form 10-KSB (the "Report") for the period ended December 31, 2005, as filed with the Securities and Exchange Commission, I, Frederick L. Hickman, President and Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Frederick L. Hickman
By: Frederick L. Hickman
President and Chief Executive Officer

Date:  March 27, 2007